                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[ ]      Confidential for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                KYZEN CORPORATION
                (Name of Registrant as Specified in Its Charter)

                   -------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                                KYZEN CORPORATION

                          430 HARDING INDUSTRIAL DRIVE
                               NASHVILLE, TN 37211

                                                                 March ___, 1999

TO THE SHAREHOLDERS OF
KYZEN CORPORATION:

         You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Kyzen Corporation, to be held on Friday, April 9, 1999, at 2:30 p.m. (Nashville Time) at Kyzen Corporation's corporate headquarters, 430 Harding Industrial Drive, Nashville, Tennessee 37211.

         Please read the enclosed Annual Report to Shareholders and Proxy Statement for the 1999 Annual Meeting of Shareholders. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy card as soon as possible so that your vote will be recorded. If you attend the meeting, you may withdraw your proxy and vote your shares personally. You must provide proof of ownership of Kyzen Corporation Class A Common Stock as of the record date, February 4, 1999, in order to attend the meeting.

         On behalf of the Board of Directors and management of Kyzen Corporation, I would like to thank you for your continued support and confidence, and look forward to meeting as many of our shareholders as possible on April 9, 1999.



                                   Sincerely,

                                   Michael L. Bixenman
                                   Chairman of the Board



                                    IMPORTANT

                COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD
                             AND RETURN IT PROMPTLY.

                                KYZEN CORPORATION

                          430 HARDING INDUSTRIAL DRIVE
                               NASHVILLE, TN 37211

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 9, 1999

                            -------------------------


TO THE SHAREHOLDERS OF
KYZEN CORPORATION:

         The Annual Meeting of Shareholders of Kyzen Corporation (the "Company") will be held on Friday, April 9, 1999, at 2:30 p.m. (Nashville Time) at the Company's corporate headquarters, 430 Harding Industrial Drive, Nashville, Tennessee 37211, for the following purposes:

                  (1) To elect three nominees as directors to serve on the Board of Directors until the Annual Meeting of Shareholders in 2002;

                  (2) To consider and approve amending and restating the Articles of Incorporation of the Company;

                  (3) To consider and approve amending and restating the Bylaws of the Company;

                  (4) To consider and approve changing the Company's state of incorporation from Utah to Tennessee; and

                  (5) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on February 4, 1999 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

                                         By order of the Board of Directors,

                                         Thomas J. Herrmann
                                         Corporate Secretary

Nashville, Tennessee
March ___, 1999

                                    IMPORTANT

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

                                KYZEN CORPORATION

                          430 HARDING INDUSTRIAL DRIVE
                               NASHVILLE, TN 37211

                            -------------------------

                                 PROXY STATEMENT

                            -------------------------

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of Kyzen Corporation (the "Company"), to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 430 Harding Industrial Drive, Nashville, Tennessee 37211, on April 9, 1999, at 2:30 p.m. (Nashville Time), for the purposes set forth in the accompanying notice, and at any adjournment thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to shareholders of the Company on or about March ___, 1999.

         The close of business on February 4, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the close of business on that date, the Company had 5,006,781 shares of Class A Common Stock, $.01 par value (the "Common Stock"), outstanding and entitled to vote. Holders of the Common Stock are entitled to one vote per share on any matter which may properly come before the Annual Meeting.

         A shareholder who signs and delivers a proxy has the right to revoke it at any time before it is exercised by writing to the Corporate Secretary, by timely delivery of a properly executed, later-dated proxy or by voting by ballot at the Annual Meeting.

         If the enclosed proxy is properly executed, returned and not revoked, it will be voted in accordance with the instructions, if any, given by the shareholder, and if no instructions are given, will be voted (a) FOR the election as directors of the nominees listed thereon and described in this Proxy Statement, (b) FOR the approval of the amendment and restatement of the Articles of Incorporation of the Company, (c) FOR the approval of the amendment and restatement of the Bylaws of the Company, (d) FOR the approval of the reincorporation of the Company from Utah to Tennessee, and (e) in accordance with the recommendations of the Board of Directors on any other proposal that may properly come before the Annual Meeting. The persons named as proxies in the enclosed form of proxy were selected by the Board of Directors.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

NOMINEES

         The Bylaws of the Company, as amended (the "Utah Bylaws"), provide that the terms for the Board of Directors are to be staggered so that approximately one-third of the directors are reelected at each annual meeting. Pursuant to the Utah Bylaws, the Board of Directors has divided the current Board into two classes of two directors each and one class of three directors. One class of directors is elected each year. The terms of Janet Korte Baker, Michael L. Bixenman and John A. Davis III expire at the Annual Meeting.

         The Board of Directors has nominated Ms. Baker and Messrs. Bixenman and Davis for election at the Annual Meeting to serve until the annual meeting of shareholders in 2002 or until their successors have been elected and qualified. Ms. Baker and Messrs. Bixenman and Davis have consented to be candidates and to serve as directors if elected.

         In accordance with the Utah Revised Business Corporation Act (the "URBCA"), directors are elected by a plurality of the votes cast by the shares entitled to vote at a meeting of shareholders at which a quorum is present. The Company's Articles of Incorporation, as amended (the "Utah Articles"), do not provide for cumulative voting and, accordingly, the holders of Common Stock do not have cumulative voting rights with respect to the election of directors. Consequently, each shareholder may cast only one vote per share for each of the nominees.

         Unless a proxy specifies otherwise, the persons named in the proxy will vote the shares covered by the proxy for the individuals nominated by the Board of Directors. Should any nominee become unavailable for election, shares covered by a proxy will be voted for a substitute nominee selected by the current Board of Directors.

         The Board of Directors recommends that shareholders vote FOR the election of the following nominees:

NAME                          AGE      POSITION
----                          ---      --------

Janet Korte Baker(1)           46      Director
Michael L. Bixenman            45      Chairman of the Board, Vice President and Director
John A. Davis III              66      Director

---------------
(1) Effective December 31, 1998, Mr. Edward F. Bradley resigned as a Director of the Company to pursue other interests and Ms. Baker was appointed by the remaining members of the Board of Directors to fill the vacancy created by Mr. Bradley's departure for the remainder of Mr. Bradley's term, which expires at the Annual Meeting. Ms. Baker accepted her appointment on January 20, 1999.

         JANET KORTE BAKER has served as a Director of the Company since January 20, 1999. Ms. Baker has been an independent business consultant and financial advisor in Nashville, Tennessee since 1990. She specializes in financial advisory work for clients ranging from small business owners to companies up to $100 million in revenues. Prior to 1990, Ms. Baker spent 14 years in the banking industry. She was a Senior Vice President of SunTrust Bank, Nashville and Executive Vice President of Brentwood National Bank.

         MICHAEL L. BIXENMAN has served as Chairman of the Board since June 1995, Vice President since the Company's inception in 1990 and Director since December 1994. Prior to co-founding the Company, Mr. Bixenman was employed in several positions, the last as Vice President-General Manager with Bix Manufacturing Co.

         JOHN A. DAVIS III has served as a Director of the Company since August 1995. Mr. Davis is an attorney in Little Rock, Arkansas and has been associated with various law firms in Arkansas since 1993. From 1991 to 1993, Mr. Davis served as Senior Vice President and Secretary for United Dominion Industries (NYSE:UDI), a multinational construction and industrial machinery producer. Mr. Davis has served as a Director for Tomes Landing, Inc., a developer of waterfront real estate, since 1991. Mr. Davis is the uncle of Mr. Doyel's wife.

CONTINUING DIRECTORS

         The persons named below will continue to serve as directors until the annual meeting of shareholders in the years indicated and until their successors are elected and qualified. The following table shows the names, ages and positions of each continuing director:

NAME                           AGE    POSITION
----                           ---    --------

TERMS EXPIRING IN 2000:
Thomas M. Forsythe              41    Vice President, Treasurer, Chief Accounting Officer and Director
James R. Gordon                 53    Director

TERMS EXPIRING IN 2001:
Kyle J. Doyel                   43    President, Chief Executive Officer and Director
Larry A. Lofgreen               36    Director

         THOMAS M. FORSYTHE has served as Vice President since September 1995, as Treasurer and Chief Accounting Officer since January 1998 and as a Director of the Company since June 1995. Mr. Forsythe joined the Company in 1992 and served as General Manager from July 1992 to September 1995. From 1989 to 1992, Mr. Forsythe directed, as Business Manager, a business unit of WR Grace & Co. charged with entering the CFC-free cleaning chemical market, focused on the aerospace industry.

         JAMES R. GORDON has served as a Director of the Company since July 1996. Mr. Gordon is the President, Director and Founder of TCS Management Group, Inc., a multi-national software development company, formed in 1975. TCS Management Group, Inc. is currently a wholly-owned subsidiary of Aspect Telecommunications Corporation (Nasdaq:ASPT). Mr. Gordon currently serves on the Board of Directors and Executive Committee of the Society of International Business Fellows and is a member of the Board of Trustees of Harding Academy in Nashville, Tennessee.

         KYLE J. DOYEL has served as Chief Executive Officer, President and Director since the Company's inception in 1990, and served as Chairman of the Board from the Company's inception until February 1995. Prior to co-founding the Company in 1990, Mr. Doyel was employed in several management, sales, commercial development and products development positions within the chemical industry.

         LARRY A. LOFGREEN has served as a Director of the Company since June 1995. Mr. Lofgreen is the President and Chief Executive Officer of Datum Technologies, Inc., a systems consulting firm he founded in 1997. From 1996 to 1997, Mr. Lofgreen was President of CI Technologies, Inc. and from 1994 to 1996 served as Executive Vice President of Cannon Industries, an industrial development/venture capital firm.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors held four meetings during 1998. All directors attended at least 75% of the meetings of the Board of Directors and its committees held while they were directors.

         The Board of Directors has an Audit Committee and a Compensation Committee, both of which consist of at least two "non-employee directors" as defined by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         The Audit Committee makes recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent accountants. The Audit Committee also reviews significant audit and accounting policies and practices, meets with the Company's independent public accountants concerning, among other things, the scope of audit reports and reviews the performance of the overall accounting and financial controls of the Company. Messrs. Bradley, Davis, Gordon, and Lofgreen serve on the Audit Committee. The Audit Committee held one meeting during 1998.

         The Compensation Committee reviews and approves salaries, bonuses and other compensation and benefits of executive officers. The Compensation Committee also advises management regarding benefits and other terms and conditions of compensation and administers the Company's stock option plans. Messrs. Doyel, Gordon and Lofgreen serve on the Compensation Committee. The Compensation Committee held one meeting during 1998.

         The Company currently has no standing nominating committee.

COMPENSATION OF DIRECTORS

         Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors or any board committee. Directors who are not employees of the Company are paid one thousand dollars ($1,000) for attending each meeting of the Board of Directors. Directors are reimbursed for any travel expenses incurred in attending meetings of the Board of Directors.

         In April 1998, each of Messrs. Davis, Lofgreen, Gordon and Bradley (a former Director) were granted 5,000 options to purchase Common Stock at an exercise price of $1.84 per share under the Company's stock option plans.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership as of February 17, 1999 of the Common Stock by (a) each person known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock, based solely on a review of electronic filings made with the Securities and Exchange Commission (the "SEC"), (b) each Director of the Company, (c) each individual listed under "Executive Compensation - Summary Compensation Table" below and (d) all directors and executive officers of the Company as a group. Each beneficial owner named below has advised the Company that such owner has sole investment and voting power with respect to the shares of Common Stock shown below. The address for each of the beneficial owners is shown below.

NAME AND ADDRESS                                                     NUMBER OF SHARES        PERCENT OF COMMON STOCK
OF BENEFICIAL OWNER                                                 BENEFICIALLY OWNED        BENEFICIALLY OWNED(1)
-------------------                                                 ------------------        ---------------------
Christopher B. Cannon                                                    1,130,677(2)                 22.5%
   60 East South Temple, Salt Lake City, UT
Kyle J. Doyel                                                              613,845(3)                 12.2%
   430 Harding Industrial Drive, Nashville, TN
Michael L. Bixenman                                                        490,482(4)                  9.7%
   430 Harding Industrial Drive, Nashville, TN
Thomas M. Forsythe                                                         161,895(5)                  3.2%
   430 Harding Industrial Drive, Nashville, TN
Thomas J. Herrmann                                                          51,013(6)                  1.0%
   430 Harding Industrial Drive, Nashville, TN
John A. Davis III                                                           42,000(7)                   *
   500 E. Markham St., Little Rock, AR
James R. Gordon                                                             25,000(8)                   *
   430 Harding Industrial Drive, Nashville, TN
Larry A Lofgreen                                                            20,000(9)                   *
   6525 W. 10760 N., Highland, UT
Janet Korte Baker                                                               --                      *
   430 Harding Industrial Drive, Nashville, TN
All Executive Officers and Directors as a Group                          1,404,235                    26.4
   (8 persons)

---------------
*      Represents less than 1% of the outstanding shares of Common Stock.
(1) Pursuant to the rules of the SEC, shares of Common Stock which beneficial owners set forth in this table have a right to acquire within 60 days of the date hereof pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percent of Common Stock beneficially owned by that owner but are not deemed outstanding for the purpose of computing percentage ownership of any other beneficial owner shown in the table.
(2)    Includes options currently exercisable to purchase 10,000 shares.
(3)    Includes options currently exercisable to purchase 45,334 shares.
(4)    Includes options currently exercisable to purchase 42,000 shares.
(5)    Includes options currently exercisable to purchase 120,666 shares.
(6)    Includes options currently exercisable to purchase 35,000 shares.
(7)    Includes options currently exercisable to purchase 32,000 shares.
(8)    Includes options currently exercisable to purchase 15,000 shares.
(9)    Includes options currently exercisable to purchase 20,000 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company pays royalties to Bix Manufacturing Company, a shareholder, in connection with the Company's acquisition of certain patent rights. These royalty payments are based on 2% of revenues related to the patented chemistry. The Company is currently satisfying its royalty obligation through consulting services performed by the Company. In 1998 and 1997, $46,675 and $71,925, respectively, is recorded as royalty expenses to reflect these transactions. Michael L. Bixenman, a director and officer of the Company, is a 10% shareholder of Bix Manufacturing Company.

         The Company paid $19,850 and $26,262 in 1998 and 1997 for transportation services from Benco Sales. Benco Sales is owned by Benny Bixenman, who is a shareholder of the Company and the brother of Michael L. Bixenman, a director and officer of the Company.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and shareholders who beneficially own greater than ten percent are required by the SEC's regulations to furnish the Company with copies of all such filings. The Company is required to report in this Proxy Statement any failure to file such reports by the specific dates that these reports are required to be filed during the year ended December 31, 1998.

         Based solely on a review of the copies of reports furnished to the Company and certain written representations that no other reports were required, the Company believes that all Section 16(a) reporting and filing requirements applicable to its executive officers, directors and greater than ten percent shareholders were complied with during the year ended December 31, 1998.

EXECUTIVE COMPENSATION

         The following table reflects the compensation of the Company's Chief Executive Officer and each of the Company's most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in each year for all services rendered in all capacities to the Company.

                           SUMMARY COMPENSATION TABLE

                                                                          Long-Term
                                                                        Compensation
                                                    Annual          Securities Underlying
Name and                                         Compensation           Stock Options
Principal Position                  Year            Salary            (Number of Shares)
------------------                  ----            ------            ------------------
Kyle J. Doyel,                      1998            $122,860                  6,000
  Chief Executive Officer           1997             115,994                     --
                                    1996              95,000                 15,000

Michael L. Bixenman                 1998            $114,847                  6,000
  Chairman of the Board             1997             107,190                     --
                                    1996              95,000                 10,000

Thomas M. Forsythe,                 1998            $106,332                 12,000
  Vice President                    1997              98,490                     --
                                    1996             102,009                 20,000

Thomas J. Herrmann,                 1998            $101,000                 15,000
  Vice President                    1997              92,460                     --
                                    1996              66,500                 30,000

         The following table shows the aggregate number of options/SARs exercised and the value of unexercised in-the-money options/SARs at the end of 1998.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                           Number of Unexercised
                                                                            Securities Underlying
                                             Shares                        Options/SARs at Year End
                                            Acquired         Value       ------------------------------
Name                                      on Exercise      Realized      Exercisable      Unexercisable
----                                      -----------      --------      -----------      -------------
Kyle J. Doyel, President and Chief             --            --             43,334           11,000
  Executive Officer

Michael L. Bixenman, Chairman of the           --            --             40,000            9,333
  Board and Vice President

Thomas M. Forsythe, Vice President,            --            --            116,667           18,666
  Treasurer and CAO

Thomas J. Herrmann, Vice President and         --            --             30,000           15,000
  Secretary

EMPLOYMENT AGREEMENTS

         Kyle J. Doyel serves as President and Chief Executive Officer and each of Michael L. Bixenman and Thomas M. Forsythe serve as Vice Presidents pursuant to Employment Agreements dated January 1, 1995. Thomas J. Herrmann serves as Vice President pursuant to an Employment Agreement dated January 1, 1997. Each Employment Agreement provides for an initial term of one year and thereafter renews automatically for successive one-year periods unless terminated by 60 days notice by either party prior to the end of an existing one-year period.

         In the event that more than 20% of the Common Stock is acquired by a person or entity (other than an underwriter) which did not own or control shares of the Common Stock as of January 1, 1995, such acquisitions result in a change in control of the Company, and the Company terminates their Employment Agreements, then for a period of two years after such termination, Messrs. Doyel, Bixenman, Forsythe and Herrmann are entitled to receive semi-monthly severance payments equal to salary payments that otherwise would have been paid pursuant to the Employment Agreements.

         The Employment Agreements contain covenants not to compete and confidentiality agreements during the period of the Employment Agreements and for a period of two years after termination. Messrs. Doyel, Bixenman, Forsythe and Herrmann have agreed to salary deferral in the event the Company determines it does not have the necessary funds to pay the full amounts of their salaries. If their salaries are deferred, they are entitled to interest on the deferred amounts at a rate of 12% per annum, compounded monthly.

SECTION 162(m) OF THE INTERNAL REVENUE CODE

         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits a company's ability to take a deduction for federal tax purposes for certain compensation paid to its executive officers. The Company currently expects that all compensation payable to executive officers during 1998 will be deductible by the Company for federal income tax purposes. The Compensation Committee's policy with respect to compensation to be paid to executive officers is to structure compensation payments to executive officers so as to be deductible under Section 162(m).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         In 1998, the Compensation Committee was composed of Messrs. Doyel, Gordon, and Lofgreen. Mr. Doyel is the President and Chief Executive Officer of the Company. Messrs. Gordon and Lofgreen are not employed by the Company. During 1998, the Compensation Committee recommended salary adjustments for the executive officers to levels competitive with similar positions in the chemical industry.

STOCK PERFORMANCE GRAPH

         The following Stock Performance Graph compares the cumulative total shareholder return on the Common Stock from the date the Company began trading in a public market (August 4, 1995) through December 31, 1998 with the cumulative total return of the National Association of Securities Dealers Automated Quotation System ("Nasdaq") Stock Market - U.S. Index for the same period. The stock performance graph assumes an investment of $100 of August 4, 1995 in the Company's Common Stock Units as available at the initial public offering. Each Unit consisted of three shares of the Common Stock and three Redeemable Common Stock Warrants. The Units split as of August 23, 1995 and the Common Stock and the Redeemable Common Stock Warrants each are now traded separately.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
             KYZEN CORPORATION AND NASDAQ STOCK MARKET - U.S. INDEX

---------------------------------------------------------------------------------------------------------------------------
              8/95    11/95    2/96   5/96    8/96   11/96     2/97   5/97   8/97   11/97     2/98   5/98   8/98  11/98
---------------------------------------------------------------------------------------------------------------------------
Kyzen          100      88      107    117     117     86        78     55     50     65        48     48     42    30
---------------------------------------------------------------------------------------------------------------------------
Nasdaq         100     104      108    123     113    128       129    138    157    159       173    193    184   191
---------------------------------------------------------------------------------------------------------------------------

                                   PROPOSAL 2:

       APPROVAL OF AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION

GENERAL

         The Board of Directors proposes to amend and restate the Utah Articles in substantially the form of the Articles of Amendment and Restatement set forth in Appendix A hereto (the "Amended Utah Articles"). The Amended Utah Articles will consolidate all previous amendments to the Utah Articles, eliminate certain provisions no longer necessary, restate the purpose of the Company, renumber and reorder sections and effect certain other general changes to the Utah Articles.

         The Board of Directors is also recommending certain new provisions that are designed to make changing control or acquiring the Company more time consuming and therefore reduce the vulnerability of the Company to unfair or coercive takeover attempts. These provisions are designed to help assure the continuity and stability of the Company's business strategies and policies, and to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arms-length negotiations with the management and Board of Directors of the Company, who would then be in a position to negotiate a transaction which is fair to all shareholders.

         Nevertheless, the proposed amendments could have the effect of discouraging a third party from attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company and its shareholders and could, therefore, increase the likelihood that incumbent directors will retain their positions. In addition, the proposed amendments may discourage accumulations of large blocks of the Company's stock and thereby reduce resulting temporary fluctuations in the market price of such stock. Accordingly, shareholders could be deprived of certain opportunities to sell their shares at a temporarily higher market price.

         This recommendation is not in direct response to any offer made to management or the Board of Directors in connection with a specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise. Moreover, management continuity or stability has never been a problem for the Company. The Company has been made aware, however, that a large shareholder has been approached by a third party interested in buying his shares, which could indicate that a hostile takeover is being contemplated by that third party. Although changes of control of the Board of Directors or the management of the Company without prior consultation with the incumbent Board of Directors or management, respectively, may not necessarily be detrimental, and could be beneficial, to the Company and its shareholders, in view of the current environment with increasing hostile takeover attempts facing public companies, the Board of Directors believes that it is prudent and in the interest of shareholders generally to provide the advantages that will result from the adoption of the proposed amendments.

         The information below under the heading "Comparison of the Amended Utah Articles to the Utah Articles" sets forth the material differences between the Amended Utah Articles and the Utah Articles. In the event that the proposed amendments to the Utah Articles are not approved, the Company will continue to operate under the Utah Articles. Copies of the Utah Articles are available for inspection at the principal executive offices of the Company and will be sent to a shareholder upon request.

APPROVAL REQUIRED FOR AMENDMENT

         A majority of the votes entitled to be cast on this proposal is required for approval of the amendment and restatement of the Utah Articles. Shareholders of the Company have no dissenters' rights of appraisal with respect to this proposal to amend and restate the Utah Articles. Because a majority of all the votes entitled to be cast on the proposal is required, an abstention from voting or a broker non-vote on this proposal will have the same effect as a vote against this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors believes that the proposal to amend and restate the Utah Articles will provide needed flexibility in the Company's operations as a public company that is not available under the Utah Articles, which were adopted before the Company's initial public offering. Accordingly, the Board of Directors believes that amending and restating the Utah Articles is in the best interest of the Company and its shareholders and therefore recommends that shareholders vote FOR approval of the proposal. A vote FOR the proposal to amend and restate the Utah Articles will constitute approval of the Articles of Amendment and Restatement in substantially the form set forth in Appendix A hereto.

COMPARISON OF THE AMENDED UTAH ARTICLES TO THE UTAH ARTICLES

         The following comparison of the Amended Utah Articles to the Utah Articles does not purport to be complete and is subject to and qualified in its entirety by reference to the Form of Articles of Amendment and Restatement, a copy of which is attached as Appendix A to this Proxy Statement.

         CAPITALIZATION OF THE COMPANY. The Amended Utah Articles provide for capitalization of 40,000,000 authorized shares of common stock and 10,000,000 authorized shares of preferred stock, $.01 par value per share (the "Preferred Stock"). The Utah Articles provide for capitalization of 32,500,000 authorized shares of common stock and 10,000,000 authorized shares of Preferred Stock.

         The Amended Utah Articles authorize a single class of common stock. The Utah Articles divide the common stock into three (3) classes: Class A common stock, Class B redeemable common stock and Class C redeemable common stock. The Utah Articles authorize the Company to issue 30,000,000 shares of Class A common stock, 1,500,000 shares of Class B redeemable common stock, and 1,000,000 shares of Class C common stock. Currently, no shares of Class B redeemable common stock and no shares of Class C redeemable common stock are outstanding

         The Amended Utah Articles, like the Utah Articles, provide that the authorized but unissued shares of the common stock and the Preferred Stock of the Company will be available for issue from time to time without further action or authorization by the shareholders (except as required by law or by the rules of any applicable stock exchange) for such corporate purposes as may be determined by the Board of Directors. The terms of any Preferred Stock to be authorized, including dividend rates, conversion prices, voting rights, redemption prices, and similar matters, will be determined by the Board of Directors.

         SHAREHOLDER VOTING RIGHTS. The Amended Utah Articles and the Utah Articles both provide that, except as otherwise provided therein or by law, each outstanding share of common stock is entitled to one vote on each matter voted on by the Company's shareholders. All references to classes of common stock are deleted in the Amended Utah Articles. Neither the Amended Utah Articles nor the Utah Articles provide the right to cumulate votes for the election of directors.

         STAGGERED TERMS FOR DIRECTORS. By dividing the directors into two or three groups, the directors on a staggered board are elected for terms of two or three years after the initial staggered terms expire. Consequently, only certain directors' terms expire at each annual meeting. The Amended Utah Articles and the Utah Bylaws divide the Board of Directors into three (3) classes such that the terms of approximately one-third (1/3) of the directors expire at each annual meeting.

         REMOVAL OF DIRECTORS. The Amended Utah Articles provide that a director may be removed with or without cause by vote of the holders of at least sixty-seven percent (67%) of the shares of the common stock entitled to vote. The Utah Bylaws provide that directors may be removed with or without cause by the shareholders if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director. The Utah Articles do not contain a procedure for removal of directors.

         VACANCIES ON THE BOARD OF DIRECTORS. The Amended Utah Articles provide that vacancies on the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, or by a sole remaining director. Under the Amended Utah Articles, shareholders do not have the ability to fill a vacancy on the Board of Directors. Under the Utah Bylaws, however, the shareholders have the power to fill a vacancy on the Board of Directors. The Utah Articles do not have a procedure for filling vacancies on the Board of Directors.

         CONSIDERATION OF NON-SHAREHOLDER CONSTITUENCIES. The Amended Utah Articles provide that the Board of Directors may consider the effects of a proposed merger, exchange, tender offer or significant disposition of assets on the Company's employees, customers, suppliers and the communities in which it operates. The Utah Articles do not contain such a provision.

         AMENDMENTS TO ARTICLES. The Amended Utah Articles provide that the Board of Directors reserves the right to amend, alter, change or repeal any provision of the Amended Utah Articles and that the affirmative vote of the holders of at least sixty-seven percent (67%) of the voting shares of the Company, voting together as a single class, will be required to repeal, amend or adopt any provision inconsistent with the provisions in the Amended Utah Articles pertaining to the Board of Directors (including classification and removal of the Board of Directors), limitation on directors' liability, indemnification, consideration of non-shareholder constituencies and amendments. The Utah Articles do not contain a provision pertaining to amendment, but the URBCA permits the Board of Directors to make certain amendments without shareholder approval and otherwise permits the Board of Directors to propose amendments to shareholders, who generally must approve the proposed amendments by a majority of the votes entitled to be cast on the amendment.

         AMENDMENTS TO BYLAWS. The Amended Utah Articles provide that the affirmative vote of the holders of at least sixty-seven percent (67%) of the voting power of the Company, voting together as a single class, is required to repeal, amend or adopt certain provisions inconsistent with the Amended Utah Bylaws. The Utah Articles do not have a procedure for repealing, amending or adopting provisions inconsistent with the Utah Bylaws, but the URBCA permits the Board of Directors to make certain amendments without shareholder approval and also permits the shareholders to make certain amendments by shareholder approval.

         PREEMPTIVE RIGHTS. Neither the Amended Utah Articles nor the Utah Articles provide any preemptive rights.

         INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Amended Utah Articles require, subject to certain limitations, the Company to indemnify, and upon request advance expenses to, officers and directors of the Company. The Amended Utah Articles provide that the Company shall not indemnify officers and directors under the following circumstances: (i) proceedings by the Company against an officer or director, (ii) liability of the officer or director is established for either breach of duty of loyalty or acts or omissions not in good faith or involving intentional misconduct or a knowing violation of the law, or (iii) unlawful distributions. The Utah Articles require indemnification of, and permit the advancement of expenses to, any current or former director, officer, employee or agent of the Company, or any person who is or was serving at the Company's request as a director, officer, employee or agent of another entity, and who was or is a party to any threatened, pending or completed action or suit if such person acted in good faith and in a manner reasonably believed to be in the best interest of or not opposed to the Company's best interest. If such person is adjudged liable to the Company, there can be no indemnification unless the court determines in view of all the circumstances of the case that such person is entitled to indemnification. Indemnification can be made only if the applicable standard of conduct is met, which determination must be made by a majority vote of a quorum of the Board of Directors or the shareholders. The indemnification and advancement of expenses provided for in the Utah Articles are not exclusive of any other rights the indemnitees may have under the Company's Bylaws, by agreement, by vote of the shareholders or disinterested directors or otherwise.

         LIMITATION OF LIABILITY. The Amended Utah Articles provide that the liability of directors of the Company to shareholders for money damages for breach of fiduciary duty will be eliminated except for (i) a breach of the director's duty of loyalty to the Company or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) unlawful distributions to shareholders of the Company. The Utah Articles additionally eliminate such liability for transactions from which a director derives an improper personal benefit.

                                   PROPOSAL 3:

                        APPROVAL OF AMENDMENTS TO BYLAWS

GENERAL

         The Board of Directors proposes to amend and restate the Utah Bylaws in substantially the form of the Amended and Restated Bylaws set forth in Appendix B hereto (the "Amended Utah Bylaws"). The Amended Utah Bylaws will consolidate all previous amendments to the Utah Bylaws, eliminate certain unnecessary provisions covered by applicable law, renumber and reorder sections and effect certain other general changes to the Utah Bylaws.

         The effect of the material amendments to the Utah Bylaws are described below under the heading "Comparison of the Amended Utah Bylaws to the Utah Bylaws." In the event that the proposed amendment and restatement of the Utah Bylaws are not approved, the Company will continue to operate under the Utah Bylaws. Copies of the Utah Bylaws are available for inspection at the principal executive offices of the Company and will be sent to a shareholder upon request.

APPROVAL REQUIRED FOR AMENDMENT

         Approval of the amendment and restatement of the Utah Bylaws requires the votes cast in favor of the proposal to exceed the votes cast opposing the proposal, if a quorum exists. Shareholders of the Company have no dissenters' rights of appraisal with respect to this proposal to amend and restate the Utah Bylaws.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors believes that the proposal to amend and restate the Utah Bylaws will provide needed flexibility in the Company's operations as a public company that is not available under the Utah Bylaws, which were adopted before the Company's initial public offering. Accordingly, the Board of Directors believes that amending and restating the Utah Bylaws is in the best interest of the Company and its shareholders and therefore recommends that shareholders vote FOR approval of the proposal. A vote FOR the proposal to amend and restate the Utah Bylaws will constitute approval of the Amended Utah Bylaws in substantially the form set forth in Appendix B hereto.

COMPARISON OF THE AMENDED UTAH BYLAWS TO THE UTAH BYLAWS

         The following comparison of the Amended Utah Bylaws to the Utah Bylaws does not purport to be complete and is subject to and qualified in its entirety by reference to the Form of Amended and Restated Utah Bylaws, a copy of which is attached as Appendix B to this Proxy Statement.

         ADVANCE NOTICE FOR SHAREHOLDER BUSINESS AND NOMINATIONS. The Amended Utah Bylaws generally provide that for a shareholder to bring nominations of persons for election to the Board of Directors or other business before an annual meeting of shareholders, the shareholder must give written notice to the Company Secretary between 120 and 150 days prior to the anniversary of the date on which the Company first mailed its proxy statement to shareholders in connection with the prior year's annual meeting of shareholders. The Utah Bylaws do not have any provisions for shareholders to bring nominations for the Board of Directors or other business before an annual meeting. This provision could have the effect of delaying, deferring or preventing a transaction or a change in control of the Company that might result in a premium price or otherwise be in the best interest of the Company.

         REMOVAL OF DIRECTORS. The Amended Utah Bylaws do not contain a provision relating to removal of directors by shareholders. For a discussion of the Board of Directors' recommendation regarding removal of directors, see the discussion under "Proposal 2: Comparison of the Amended Utah Articles to the Utah Articles -- Removal of Directors." The Utah Bylaws provide that directors may be removed with or without cause by the shareholders if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director.

         VACANCIES ON THE BOARD OF DIRECTORS. Under the Amended Utah Bylaws, shareholders do not have the ability to fill a vacancy on the Board of Directors. For a discussion of the Board of Directors' recommendation regarding vacancies of the Board of Directors, see "Proposal 2: Comparison of the Amended Utah Articles to the Utah Articles -- Vacancies on the Board of Directors." Under the Utah Bylaws, however, the shareholders have the power to fill a vacancy on the Board of Directors.

         STAGGERED TERMS OF DIRECTORS. The Amended Utah Bylaws do not contain a provision relating to staggered terms of the Board of Directors. For a discussion of the Board of Directors' recommendation regarding staggered terms for directors, see the discussion under "Proposal 2: Comparison of the Amended Utah Articles to the Utah Articles -- Approval of Articles of Amendment and Restatement." The Utah Bylaws divide the Board of Directors into three (3) classes such that the terms of approximately one-third (1/3) of the directors expire at each annual meeting.

                                   PROPOSAL 4:

                 APPROVAL OF THE REINCORPORATION OF THE COMPANY

GENERAL

         The Board of Directors proposes to change the Company's state of incorporation from Utah to Tennessee (the "Reincorporation"). The Company's predecessor, Organic Chemical Development Corporation, was originally incorporated in Utah on March 9, 1990. For a number of years, however, the Company's principal offices, headquarters and the majority of its employees have all been located in Nashville, Tennessee. The Company has no physical plant or employees in Utah, and does not conduct substantial operations from or within Utah. The Company's Board of Directors believes that a change in the Company's state of incorporation from Utah to Tennessee will provide flexibility and efficiencies for both the management and business of the Company, and will reduce certain administrative burdens resulting from being incorporated under Utah law but having no significant operations located in Utah.

         In addition the Reincorporation will effect certain other changes as a result of the differences between the Tennessee Business Corporation Act (the "TBCA") and the URBCA. A discussion of certain of the material changes that will be effected if the Reincorporation is approved are described below under the heading "Comparison of Rights of Shareholders of the Tennessee Company to Shareholders of the Company." Certain of these changes could have the effect of discouraging offers to acquire the Company or delaying, deferring or preventing a transaction or a change in control of the Company that might result in a premium price or otherwise be in the best interest of the Company. See "Comparison of Rights of Shareholders of the Tennessee Company to Shareholders of the Company -- Investor Protection Statute, -- Control Share Acquisition Statute, -- Business Combination Statute and -- Greenmail Statute."

         In the event that the Reincorporation is not approved, the Company will continue to operate as a Utah Corporation under the URBCA and will continue to maintain its principal offices, headquarters and the majority of its operations in Tennessee.

MERGER OF THE COMPANY INTO A NEWLY-FORMED TENNESSEE CORPORATION

         The Board of Directors proposes to accomplish the Reincorporation by merging the Company into a newly-formed and wholly-owned subsidiary of the Company, Kyzen Acquisition Corporation, a Tennessee corporation (the "Tennessee Company"), pursuant to a Plan of Merger, in substantially the form set forth in Appendix C to this Proxy Statement (the "Merger"). The Tennessee Company has been incorporated in Tennessee specifically for the purpose of implementing the Reincorporation and has conducted no business and has no material assets or liabilities. After the Merger, the Company will cease to exist and the Tennessee Company will operate the business of the Company under the name Kyzen Corporation. The Tennessee Company's principal office will be located at 430 Harding Industrial Drive, Nashville, Tennessee 37211. The Reincorporation will not result in any change in the Company's management, business, assets or liabilities and will not result in any relocation of management or other employees.

APPROVAL REQUIRED FOR REINCORPORATION

         The affirmative vote of a majority of all the votes entitled to be cast on this proposal is required for approval of the Reincorporation. Because a majority of all the votes entitled to be cast on this proposal is required, an abstention from voting or a broker non-vote on this proposal will have the same effect as a vote against this proposal.

DISSENTERS' RIGHTS

         Shareholders of the Company will have no dissenters' rights of appraisal with respect to the Reincorporation proposal. The URBCA provides that shareholders of a Utah corporation do not have dissenters' rights for consummation of a plan of merger where the shareholders will receive shares of the surviving corporation for their shares and where the original shares were listed on a national securities exchange registered under the Exchange Act or on the Nasdaq National Market at the time of the record date for the meeting at which the shareholders vote. Because each outstanding share of the Company's common stock will automatically be converted into one share of the Tennessee Company's common stock, $.0.01 par value per share (the "Tennessee Common Stock") and the Company's common stock is listed on the Boston Stock Exchange on February 4, 1999, no dissenters' rights will be available to the Company's shareholders with respect to the Reincorporation.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors believes that the Reincorporation proposal is in the best interest of the Company and its shareholders and therefore recommends that shareholders vote FOR approval of the proposal. A vote FOR the Reincorporation proposal will constitute approval of the change in the Company's state of incorporation through the Merger set forth in the Plan of Merger in substantially the form set forth in Appendix C hereto.

CERTAIN CONSEQUENCES OF THE MERGER

         The following discussion summarizes certain terms of the Plan of the Merger and certain consequences of the Merger. This description is qualified in its entirety by its reference to the Form of Plan of Merger, a copy of which is attached to this Proxy Statement as Appendix C.

         EFFECTIVE TIME. The Merger will be effective on the later of the filing of Articles of Merger with the Secretary of State of Tennessee and the filing of Articles of Merger with the Secretary of State of Utah, which filings are anticipated to be made as soon as practicable after the Reincorporation proposal is approved by the shareholders of the Company and the Company has taken all necessary steps to comply with applicable laws, including federal and state securities laws (the "Effective Time"). At the Effective Time, the separate corporate existence of the Company will cease and shareholders of the Company will become shareholders of the Tennessee Company. The Plan of Merger may, however, be abandoned at any time prior to the completion of the Merger in the sole discretion of the Company's Board of Directors.

         MANAGEMENT AFTER THE MERGER. At the Effective Time, the current officers of the Company will become the officers of the Tennessee Company and the Board of Directors of the Company will become the Board of Directors of the Tennessee Company (the "Tennessee Board of Directors"). The Tennessee Board of Directors will continue to hold office as directors of the Tennessee Company for the same terms for which they would otherwise have served as directors of the Company.

         ARTICLES OF INCORPORATION AND BYLAWS. After the Reincorporation, the substantive terms of the Charter and Bylaws of the Tennessee Company will be the same as the substantive terms of the Articles of Incorporation and Bylaws of the Company which are in effect immediately prior to the Reincorporation; provided, however, certain changes will be made to these documents as a result of differences between the TBCA and the URBCA. A discussion of certain of the material changes that will be effected if the Reincorporation is approved are described below under the heading "Comparison of Rights of Shareholders of the Tennessee Company to Shareholders of the Company."

         CONVERSION OF COMMON STOCK. As a result of the Reincorporation, each outstanding share of Common Stock will automatically be converted into one share of the Tennessee Common Stock. There will be no change in the percentage of beneficial ownership of each present shareholder of the Common Stock as a result of the Reincorporation. There will be various changes in the rights of the shareholders as result of the Reincorporation (see "Comparison of Rights of Shareholders of the Tennessee Company to Shareholders of the Company"). The Tennessee Common Stock will continue to be listed, without interruption, on Nasdaq under the same symbol ("KYZN") as the Company's Common Stock prior to the Merger.

         EACH OUTSTANDING CERTIFICATE CURRENTLY REPRESENTING SHARES OF THE COMPANY'S COMMON STOCK WILL, AFTER THE MERGER, REPRESENT THE SAME NUMBER OF SHARES OF TENNESSEE COMMON STOCK. ACCORDINGLY, IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING COMMON STOCK CERTIFICATES FOR TENNESSEE COMMON STOCK CERTIFICATES.

         CONVERSION OF WARRANTS. As a result of the Reincorporation, each outstanding warrant to purchase one share of Common Stock will automatically be converted into a warrant to purchase one share of Tennessee Common Stock. There will be no change in the percentage of beneficial ownership of each present holder of a warrant to purchase the Common Stock as a result of the Reincorporation. The Company's outstanding warrants will otherwise be unaffected by the Reincorporation. The Tennessee Company's warrants will continue to be listed, without interruption, on Nasdaq under the same symbol ("KYZNW") as the Company's warrants prior to the Merger.

         EACH OUTSTANDING WARRANT CERTIFICATE CURRENTLY REPRESENTING THE RIGHT TO ACQUIRE SHARES OF THE COMPANY'S COMMON STOCK WILL, AFTER THE MERGER, REPRESENT THE SAME NUMBER OF WARRANTS TO ACQUIRE SHARES OF TENNESSEE COMMON STOCK. ACCORDINGLY, IT WILL NOT BE NECESSARY FOR WARRANT HOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING WARRANT CERTIFICATES FOR WARRANT CERTIFICATES OF THE TENNESSEE COMPANY.

         CONVERSION OF PREFERRED SHARE PURCHASE RIGHTS. As a result of the Reincorporation, each preferred share purchase right issued with each share of Common Stock and representing the right to purchase 1/100th of a share of the Company's Series A Junior Participating Preferred Stock will automatically be converted into one preferred share purchase right representing the right to purchase 1/100th of a share of the Tennessee Company's Series A Junior Participating Preferred Stock, which will have identical rights and preferences to the Company's Series A Junior Participating Preferred Stock.

         CAPITALIZATION OF THE TENNESSEE COMPANY. After the Reincorporation, the authorized capitalization of the Tennessee Company will be identical to the authorized capitalization of the Company immediately before the Reincorporation. The common stock is divided into three (3) classes: class A common stock, class B redeemable common stock and class C redeemable common stock. The Utah Articles authorize the Company to issue 30,000,000 shares of class A common stock, 1,500,000 shares of class B redeemable common stock, and 1,000,000 shares of class C common stock. After the Reincorporation, the Tennessee Company will have only one (1) class of common stock consisting of 32,500,000 authorized shares of Tennessee Common Stock.

         As is the case with the Company, the authorized but unissued shares of the Tennessee Common Stock and the preferred stock of the Tennessee Company will be available for issue from time to time without further action or authorization by the shareholders (except as required by law or by the rules of any applicable stock exchange) for such corporate purposes as may be determined by the Board of Directors. In this regard, the terms of any preferred stock to be authorized, including dividend rates, conversion prices, voting rights, redemption prices, and similar matters, will be determined by the Tennessee Board of Directors.

         EMPLOYEE BENEFIT PLANS. Approval of the Reincorporation will constitute approval of the adoption and assumption of each of the Company's employee benefit plans, including the 1994 Stock Option Plan, as amended (the "Stock Option Plan") and the Kyzen Corporation 401(k) Plan by the Tennessee Company. In addition to the assumption by the Tennessee Company of all options outstanding under the Stock Option Plan, any and all other outstanding options and other rights to acquire shares of Common Stock will be converted into options or rights to acquire shares of Tennessee Common Stock.

         FEDERAL INCOME TAX CONSEQUENCES. The following is a summary of the material U.S. federal income tax consequences of the Reincorporation to Company shareholders who hold Common Stock as a capital asset. The summary is based on the Internal Revenue Code (the "Code"), Treasury regulations thereunder, and administrative rulings and court decisions in effect as of the date hereof, all of which are subject to change at any time, possibly with retroactive effect. This summary is not a complete description of all of the consequences of the Reincorporation and, in particular, may not address U.S. federal income tax considerations applicable to shareholders subject to special treatment under U.S. federal income tax law (such as non-U.S. persons, financial institutions, dealers in securities, insurance companies, tax-exempt entities, holders who acquired Common Stock pursuant to the exercise of an employee stock option or right or otherwise as compensation, and holders who hold Common Stock as part of a hedge, straddle or conversion transaction). In addition, no information is provided herein with respect to the tax consequences of the Reincorporation under applicable foreign, state or local laws.

         The Reincorporation will be treated as a reorganization within the meaning of Section 368(a) of the Code and, accordingly:

         1. No gain or loss will be recognized by the Company or the Tennessee Company as a result of the Reincorporation;

         2. No gain or loss will be recognized by the shareholders of the Company upon the receipt of Tennessee Common Stock pursuant to the Reincorporation;

         3. Each former holder of shares of Common Stock will have the same aggregate tax basis in the Tennessee Common Stock received by such holder pursuant to the Reincorporation as such holder has in the shares of the Common Stock at the Effective Time; and

         4. Each shareholder's holding period with respect to the Tennessee Common Stock will include the period during which such holder held the shares of Common Stock, provided the latter were held by such holder as a capital asset at the Effective Time.

         The Company does not intend to request a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Reincorporation. Accordingly, there can be no assurance that the IRS will not challenge such conclusions or that a court will not sustain such challenge. COMPANY SHAREHOLDERS ARE URGED TO CONSULT WITH THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REINCORPORATION TO THEM, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND OF POTENTIAL CHANGES TO APPLICABLE TAX LAW.

         SHAREHOLDERS' RIGHTS. Certain differences in shareholder rights exist under the URBCA and the TBCA and other applicable Tennessee laws. For example, the TBCA provides shareholders with certain protections against a hostile takeover that the URBCA does not provide. These provisions could have the effect of discouraging offers to acquire the Tennessee Company or delaying, deferring or preventing a transaction or a change in control of the Tennessee Company that might result in a premium price or otherwise be in the best interest of the Tennessee Company. See "Comparison of Rights of Shareholders of the Tennessee Company to Shareholders of the Company" for a more complete discussion of these and other differences between the rights of shareholders under the TBCA and the URBCA.

         ACCOUNTING TREATMENT OF THE MERGER. For financial reporting purposes, as well as for federal income tax purposes, the Tennessee Company will be deemed to be a continuation of the Company. Accordingly, all assets and liabilities of the Company will be transferred to the Tennessee Company at their value on the Company's books at the Effective Time.

COMPARISON OF RIGHTS OF SHAREHOLDERS OF THE TENNESSEE COMPANY TO SHAREHOLDERS OF THE COMPANY

         As a Tennessee corporation, the Tennessee Company is organized as a corporation under the laws of the State of Tennessee and is governed by the TBCA, a general corporation statute dealing with a wide variety of matters. The Company is organized as a corporation under the laws of the State of Utah and is governed by the URBCA, a general corporation statute covering substantially the same matters as the TBCA, the Utah Articles and the Utah Bylaws.

         The following discussion of the comparative rights of the shareholders of the Tennessee Company to the shareholders of the Company does not purport to be complete and is subject to and qualified in its entirety by reference to the TBCA and the URBCA.

         PREEMPTIVE RIGHTS. Under the TBCA and the URBCA, shareholders have no preemptive rights to acquire unissued shares unless the Charter or Articles of Incorporation so provide.

         DIVIDENDS AND OTHER DISTRIBUTIONS. The TBCA provides the same limitations on a corporation's ability to make distributions to its shareholders that the URBCA provides.

         STAGGERED TERMS FOR DIRECTORS. Under both the TBCA and the URBCA, a corporation may provide for staggering the terms of directors by dividing the total number of directors into two (2) or three (3) groups. Upon the expiration of the initial staggered terms, directors are elected for terms of two (2) or three (3) years, as the case may be.

         INTERESTED DIRECTOR TRANSACTIONS. Under both the TBCA and the URBCA, certain conflict of interest transactions in which one or more of a corporation's directors has an interest are not voidable (in Tennessee) or may not be enjoined, set aside or give rise to an award of damages or other sanctions in a proceeding by a shareholder or the corporation (in Utah) solely because of such interest if certain conditions are met. The TBCA, unlike the URBCA, also provides such protection for transactions in which an officer has a conflict of interest. In addition, by providing guidelines for permissible loans to officers or directors, the TBCA provides shareholders with protection against improper loans to directors or officers that the URBCA does not provide.

         INDEMNIFICATION OF DIRECTORS AND OFFICERS. Both the TBCA and the URBCA require a corporation to indemnify a director who is successful in defending a proceeding to which a director is a party because he or she is or was a director of the corporation. Both the TBCA and the URBCA permit a corporation to indemnify both officers and directors subject to meeting the standard of conduct provided in the applicable statute.

         RIGHTS OF DISSENTING SHAREHOLDERS. Under both the TBCA and the URBCA, a shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of the consummation of either (i) a plan of merger, (ii) a plan of share exchange or (iii) the disposition of substantially all of the corporation's property. The TBCA additionally provides dissenters' rights for an amendment of the Charter that, under certain circumstances, materially and adversely affects rights in respect of a dissenter's shares. Under both the TBCA and the URBCA, with certain exceptions, a shareholder is not entitled to dissenting rights for shares listed on a national securities exchange registered under the Exchange Act, listed with Nasdaq or held by more than 2,000 shareholders of record.

         DISSOLUTION. Under the TBCA, a corporation may be dissolved by the written consent of its shareholders or if a proposal to dissolve from the board of directors is approved by the holders of a majority of all the votes entitled to be cast on that proposal. Under the URBCA, a corporation may only be dissolved if a proposal to dissolve from the board of directors is approved by the holders of a majority of all the votes entitled to be cast on the proposal by each voting group entitled to vote separately on the proposal.

         INVESTOR PROTECTION STATUTE. Because the URBCA does not contain an investor protection statute, the TBCA provides the Tennessee Company with certain rights in connection with takeover offers by offerors that are not provided under the URBCA. Among other things, the Tennessee Investor Protection Act prohibits offerors from making a takeover offer of a Tennessee corporation if the offeror beneficially owns five percent (5%) or more of the equity securities of the Tennessee corporation. The offeror may not make a takeover offer unless it has previously made a public announcement of its intention with respect to changing or influencing the management or control of the Tennessee corporation, has made a full, fair and effective disclosure of such intention to the persons from whom the offeror intends to acquire such securities, and has filed with the Commissioner of Commerce and Insurance and the Tennessee corporation a statement of such intention. Additionally, an offeror may not make a takeover offer involving a Tennessee corporation which is not made to the holders of record or beneficial owners of the equity securities of the Tennessee corporation who reside in Tennessee, or which is not made to such residents on substantially the same terms as the offer is made to those holders or owners who reside outside of Tennessee.

         CONTROL SHARE ACQUISITION STATUTE. Under both the Tennessee Control Share Acquisition Act (the "TCSAA") and the Utah Control Shares Acquisition Act (the "UCSAA") a person who acquires "control shares" must obtain approval of a majority of the shareholders, subject to certain exceptions, in order to vote the shares that the acquiror acquires. The TCSAA is not applicable to the Tennessee Company or the Company because neither corporation has elected to be covered by the TCSAA. No assurance can be given that such an election, which must be expressed in the form of a Charter or Bylaw provision, will be made. The UCSAA is not applicable to the Company because, among other things, the Company does not have its principal place of business, its principal office, or substantial assets within the State of Utah.

         BUSINESS COMBINATION STATUTE. The Tennessee Business Combination Act (the "Combination Act") provides, among other things, that any corporation to which the Combination Act applies, including the Tennessee Company, shall not engage in any "business combination" with an "interested shareholder" for a period of five years following the date that such shareholder became an interested shareholder unless prior to such date the board of directors of the corporation approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder.

         Consummation of a business combination that is subject to the five-year moratorium is permitted after such period if the transaction (i) complies with all applicable Charter and Bylaw requirements and applicable Tennessee law and
(ii) is approved by at least two-thirds of the outstanding voting stock not beneficially owned by the interested shareholder, or when the transaction meets certain fair price criteria. The URBCA does not contain a business combination statute. Therefore, the TBCA provides the Tennessee Company with certain rights in connection with business combinations with interested shareholders that are not provided under the URBCA.

         GREENMAIL STATUTE. The Tennessee Greenmail Act prohibits a Tennessee corporation from purchasing or agreeing to purchase any of its securities at a price in excess of "market value" from a holder of three percent (3%) or more of any class of such securities who has beneficially owned such securities for less than two (2) years, unless such purchase has been approved by the affirmative vote of a majority of the outstanding shares of each class of voting stock issued by the corporation or such corporation makes an offer of at least equal value per share to all holders of shares of such class. Because the URBCA does not contain a greenmail statute, the Tennessee Greenmail Act provides shareholders of the Tennessee Company with certain rights in connection with the purchase by the Tennessee Company of its own stock at a price in excess of fair market value that are not afforded to shareholders of the Company under the URBCA.

                               GENERAL INFORMATION
INDEPENDENT AUDITORS

         The Company's financial statements for the year ended December 31, 1998 were audited by PricewaterhouseCoopers LLP, which has audited the Company's books and records since its inception in 1990.

         Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, and, while they do not plan to make a statement at the meeting, such representatives will be available to respond to appropriate questions from shareholders in attendance.

SHAREHOLDER PROPOSALS FOR THE ANNUAL MEETING OF SHAREHOLDERS IN 2000

         All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to the Corporate Secretary, Kyzen Corporation, 430 Harding Industrial Drive, Nashville, Tennessee 37211 prior to November 10, 1999.

         Additionally, the proxy statement for next year's annual meeting will confer discretionary authority to vote on any shareholder proposal which the Company does not know about before January 24, 2000.

COUNTING OF VOTES

         All matters specified in this Proxy Statement that are to be voted on at the Annual Meeting will be by written ballot. Inspectors of election will be appointed to, among other things, determine the number of shares outstanding, the shares represented at the Annual Meeting, the existence of a quorum and the authenticity, validity and effect of proxies, to receive votes of ballots, to hear and determine all challenges and questions in any way arising in connection with the right to vote, to count and tabulate all votes and to determine the result. Each item presented herein to be voted on at the Annual Meeting must be approved by the affirmative vote of the holders of the number of shares described under each such item. The inspectors of election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast."

         Inspectors of election will treat shares referred to as "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, however, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

MISCELLANEOUS

         The Company will bear the cost of printing, mailing and other expenses in connection with this solicitation of proxies and will also reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses in forwarding this proxy material to the beneficial owners of such shares. Certain of the directors, officers and employees of the Company may, without any additional compensation, solicit proxies in person or by telephone.

         Management of the Company is not aware of any matters other than those described above which may be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the proxies will be voted with respect thereto in accordance with the judgment of the person or persons voting such proxies subject to the direction of the Board of Directors.

         A copy of the Company's 1998 Annual Report to Shareholders is being mailed with this Proxy Statement.

         Copies of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998 (without exhibits), as filed with the Securities and Exchange Commission, are available to shareholders free of charge by writing to: Kyle J. Doyel, Investor Relations Department, Kyzen Corporation, 430 Harding Industrial Drive, Nashville, Tennessee 37211.

                                     By order of the Board of Directors,

                                     Thomas J. Herrmann
                                     Corporate Secretary

Nashville, Tennessee
March ___, 1999

                                                                      APPENDIX A

                                     FORM OF

                      ARTICLES OF AMENDMENT AND RESTATEMENT
                        TO THE ARTICLES OF INCORPORATION
                                       OF
                                KYZEN CORPORATION

         Kyzen Corporation, a corporation organized and existing under the laws of the State of Utah (the "Corporation"), does hereby certify as follows:

                  (a) These Articles of Amendment and Restatement were duly adopted and approved by the shareholders of the Corporation in accordance with the provisions of Sections 16-10a-1006 and 16-10a-1007 of the Utah Revised Business Corporation Act (the "Act").

                  (b) There were 5,006,781 shares of Class A Common Stock of the Corporation outstanding as of February 4, 1999. There are no voting groups other than the holders of Class A Common Stock. _________ shares were represented at the meeting to vote on amendments to the Articles of Incorporation. ________ votes were cast in favor of amending and restating the Articles of Incorporation, and ________ votes were cast against amending and restating the Articles of Incorporation.

                  (c) The text of the Corporation's Articles of Incorporation are hereby amended and restated to read in their entirety as follows:

         1. Name. The name of the corporation is Kyzen Corporation.

         2. Registered Office and Registered Agent. The address of the registered office of the Corporation in Utah is 6525 W. 10760 N., Highland, UT 84003. The Corporation's registered agent at the registered office is Larry Lofgreen.

         3. Principal Office. The address of the principal office of the Corporation is 430 Harding Industrial Drive, Nashville, Davidson County, Tennessee 37211.

         4. Purpose. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Act.

         5. Authorized Shares.

                  (a) The Corporation shall have authority, acting by its Board of Directors, to issue not more than 50,000,000 shares of capital stock, of which 40,000,000 shares shall be shares of Common Stock, $.01 par value ("Common Stock"), and 10,000,000 shall be shares of Preferred Stock, $.01 par value ("Preferred Stock").

                  (b) All shares of Common Stock shall be one and the same class and when issued shall have equal rights of participation in dividends and assets of the Corporation and shall be non-assessable. Except as otherwise provided by law or in these Articles, each outstanding share of Common Stock shall be entitled to one vote on each matter submitted to a vote of shareholders.

                  (c) The Board of Directors is hereby authorized to issue the Preferred Stock from time to time in one or more classes or series, which Preferred Stock shall be preferred to the Common Stock as to dividends and distribution of assets of the Corporation on dissolution, as hereinafter provided, and shall have such distinctive designations as may be stated in the articles of amendment providing for the issue of such stock adopted by the Board of Directors. In such articles of amendment providing for the issuance of shares of each particular class or series, the Board of Directors is hereby expressly authorized and empowered to fix the number of shares constituting such class or series and to fix the relative rights and preferences of the shares of the class or series so established to the full extent allowable by law except insofar as such rights and preferences are fixed herein. Such authorization in the Board of Directors shall expressly include, but not be limited to, the authority to fix and determine the relative rights and preferences of such shares in the following respects:

                           (i) The rate of dividend;

                           (ii) Whether shares can be redeemed or called and, if
so, the redemption or call price and terms and conditions of redemption or call;

                           (iii) The amount payable upon shares in the event of
voluntary and involuntary liquidation;

                           (iv) The purchase, retirement or sinking fund
provisions, if any, for the call, redemption or purchase of shares;

                           (v) The terms and conditions, if any, on which shares
may be converted into Common Stock or any other securities;

                           (vi) Whether or not shares have voting rights, and
the extent of such voting rights, if any, including the number of votes per share; and

                           (vii) Whether or not shares shall be cumulative,
non-cumulative or partially cumulative as to dividends and the dates from which any cumulative dividends are to accumulate.

                           All shares of the Preferred Stock shall be of equal
rank and shall be identical, except in respect to the particulars that may be fixed by the Board of Directors as hereinabove provided in this paragraph and which may vary among the classes or series. Different classes or series of the Preferred Stock shall not be construed to constitute different classes of stock for the purpose of voting by classes, except when such voting by classes is expressly required by law.

                  (d) The holders of Preferred Stock are entitled to receive, when and as declared by the Board of Directors, but only from funds legally available for the payment of dividends, cash dividends at the annual rate for each particular class or series as theretofore fixed and determined by the Board of Directors as hereinbefore authorized, and no more; such dividends to be payable before any dividend on Common Stock shall be paid or set apart for payment. Arrearages in the payment of dividends shall not bear interest.

                  (e) In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of each class or series of Preferred Stock shall be entitled to receive, out of the net assets of the Corporation, an amount in cash for each share equal to the amount fixed and determined by the Board of Directors in any articles of amendment providing for the issue of any particular class or series of Preferred Stock, plus an amount equal to any dividends payable to such holder which are then unpaid, either under the provisions of the articles of amendment providing for the issue of such class or series of Preferred Stock or by declaration of the Board of Directors, on each such share up to the date fixed for distribution, and no more, before any distribution shall be made to the holders of Common Stock. Neither the merger or consolidation of the Corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a dissolution, liquidation or winding up of the affairs of the Corporation.

                  (f) Upon the effective date of these Articles of Amendment and Restatement, each outstanding share of Class A Common Stock, $.01 par value per share, shall be reclassified, redesignated and reconstituted into one share of Common Stock

         6. Series A Junior Participating Preferred Stock

                  (a) Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 100,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

                  (b) Dividends and Distributions.

                           (A) Subject to the rights of the holders of any
shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $.01 per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all noncash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                           (B) The Corporation shall declare a dividend or
distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section 6(b) immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                           (C) Dividends shall begin to accrue and be cumulative
on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

                  (c) Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

                           (A) Subject to the provision for adjustment
hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                           (B) Except as otherwise provided in this Section 6,
in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

                           (C) Except as set forth in this Section 6, or as
otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

                  (d) Certain Restrictions.

                           (A) Whenever quarterly dividends or other dividends
or distributions payable on the Series A Preferred Stock as provided in Section 6(b) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                                    (i) declare or pay dividends, or make any
other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

                                    (ii) declare or pay dividends, or make any
other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                                    (iii) redeem or purchase or otherwise
acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

                                    (iv) redeem or purchase or otherwise acquire
for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                           (B) The Corporation shall not permit any subsidiary
of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 6(d), purchase or otherwise acquire such shares at such time and in such manner.

                  (e) Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth in these Articles of Amendment and Restatement, in any other articles of amendment creating a series of Preferred Stock or any similar stock or as otherwise required by law.

                  (f) Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of

Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (g) Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (h) No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

                  (i) Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.

                  (j) Amendment. The Articles of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

         7. Board of Directors.

                  (a) The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The number of directors of the Corporation shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors of the Corporation, except that the minimum number of directors shall be fixed at no less than three (3). The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly equal in number as possible, of one-third of the total number of directors constituting the entire Board of Directors. The terms of the initial Class I directors of the Corporation shall expire at the annual meeting of shareholders first occurring following the date that these Articles of Amendment and Restatement first become effective; the terms of the initial Class II directors of the Corporation shall expire at the second annual meeting of shareholders following the date that these Articles of Amendment and Restatement first become effective; and the terms of the initial Class III directors of the Corporation shall expire at the third annual meeting of shareholders following the date that these Articles of Amendment and Restatement first become effective. At each annual shareholders' meeting held thereafter, the Directors shall be chosen for a term of three (3) years and until his or her successor is elected and qualified or until his or her earlier resignation or removal. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. A decrease in the number of Directors shall not shorten an incumbent Director's term.

                  (b) Nominations for election to the Board of Directors of the Corporation at a meeting of shareholders must be made in accordance with the Bylaws of the Corporation and any applicable law. The chairman of the meeting of shareholders may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

                  (c) Any director may be removed with or without cause by a vote of a majority of the entire Board of Directors or by a vote of the holders of sixty-seven percent (67%) of the shares of the Corporation entitled to vote, voting together as a single class.

                  (d) The Board of Directors may fill any vacancy occurring on the Board of Directors, including any vacancy resulting from an increase in the number of Directors or from the resignation or removal of a Director. If the Directors remaining in office constitute less than a quorum, the Board of Directors may fill the vacancy by the affirmative vote of a majority of all the Directors remaining in office. Any director of any class chosen to fill a vacancy in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his or her term expires and until such director's successor shall have been elected and qualified.

                  (e) In furtherance of and not in limitation of the powers conferred by the Act, the Corporation is expressly authorized, acting upon the authority of the Board of Directors and without the approval of the shareholders, to:

                           (i) Issue shares of any class or series as a share
dividend in respect of shares of the same class or series or any other class or series;

                           (ii) Fix or change the number of directors, including
an increase or decrease in the number of directors;

                           (iii) Determine, establish or modify, in whole or in
part, the preferences, limitations and relative rights of (A) any class or series of shares before the issuance of any shares of that class or series, or
(B) one or more classes or series within a class or series before the issuance of any shares of that class or series. The Board of Directors is further authorized to amend these Articles of Amendment and Restatement, without shareholder action, to set forth such preferences, limitations and relative rights; and

                           (iv) From time to time establish the information
required from prospective nominees for the Board of Directors. Furthermore, the Board of Directors may from time to time investigate the eligibility and qualifications of prospective nominees to hold office if elected.

         8. Limitation on Directors' Liability.

                  (a) A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability for (i) any breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) unlawful distributions under Section 16-10a-842 of the Act, as amended from time to time.

                  (b) If the Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Act, as so amended. Any repeal or modification of the foregoing by the shareholders shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

         9. Indemnification.

                  (a) The Corporation shall indemnify, and upon request shall advance expenses to, in the manner and to the full extent permitted by law, any officer or director (or the estate of any such person) who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, trustee or employee of another corporation, partnership, joint venture, trust or other enterprise (an "indemnitee"). The Corporation may, to the full extent permitted by law, purchase and maintain insurance on behalf of any such person against any liability which may be asserted against him or her. To the full extent permitted by law, the indemnification and advances provided for herein shall include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses (including attorneys' fees), judgments, fines and amounts paid in settlement to the full extent permitted by law, both as to action in his official capacity and as to action in another capacity while holding such office. Notwithstanding the foregoing, the Corporation shall not indemnify any such indemnitee (i) in any proceeding by the Corporation against such indemnitee; or (ii) if a judgment or other final adjudication adverse to the indemnitee establishes his liability for
(A) any breach of the duty of loyalty to the Corporation or its shareholders,
(B) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) unlawful distributions under Section 16-10a-842 of the Act.

                  (b) The rights to indemnification and advancement of expenses set forth in paragraph 9(a) above are intended to be greater than those which are otherwise provided for in the Act, are contractual between the Corporation and the person being indemnified, his heirs, executors and administrators, and, with respect to paragraph 9(a), are mandatory, notwithstanding a person's failure to meet the standard of conduct required for permissive indemnification under the Act, as amended from time to time. The rights to indemnification and advancement of expenses set forth in paragraph 9(a) above are nonexclusive of other similar rights which may be granted by law, these Articles of Amendment and Restatement, the Bylaws, a resolution of the Board of Directors or shareholders of the Corporation, or an agreement with the Corporation, which means of indemnification and advancement of expenses are hereby specifically authorized.

                  (c) Any repeal or modification of the provisions of this paragraph 9, either directly or by the adoption of an inconsistent provision of these Articles of Amendment and Restatement, shall not adversely affect any right or protection set forth herein existing in favor of a particular individual at the time of such repeal or modification. In addition, if an amendment to the Act limits or restricts in any way the indemnification rights permitted by law as of the date hereof, such amendment shall apply only to the extent mandated by law and only to activities of persons subject to indemnification under this paragraph 9 which occur subsequent to the effective date of such amendment.

         10. Consideration of Non-Shareholder Constituencies. In considering whether or not to approve, or to recommend that the shareholders approve, any proposed merger, exchange, tender offer or significant disposition of assets or to oppose such proposal, the Board of Directors may consider the effect of such proposed merger, exchange, tender offer or significant disposition of assets on the Corporation's employees, customers, suppliers and the communities in which the Corporation and its subsidiaries operate or are located.

         11. Amendments to Bylaws. The Board of Directors, without shareholder approval, is authorized and empowered to amend, alter, change or repeal the Corporation's Bylaws and adopt new Bylaws by a majority vote of the directors then in office at any regular or special meeting of the Board of Directors or by written consent, subject to any specific right under the Act allowing shareholders of the Corporation to alter or repeal any Bylaws made by the Board of Directors. Notwithstanding any other provisions of the Corporation's Articles of Incorporation, the Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, the shareholders may alter, amend or repeal any provision of the Bylaws upon the affirmative vote of the holders of at least sixty-seven percent (67%) of the voting power of the Corporation, voting together as a single class.

         12. Amendments to Articles of Incorporation. The Board of Directors, without shareholder approval, reserves the right from time to time to amend, alter, change or repeal any provision contained in these Articles of Amendment and Restatement in the manner now or hereinafter prescribed by the Act, and all rights conferred upon shareholders herein are granted subject to this reservation. Notwithstanding any of the provisions of these Articles of Amendment and Restatement or the Bylaws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles of Amendment and Restatement or the Bylaws of the Corporation), the affirmative vote of the holders of at least sixty-seven percent (67%) of the voting power of the Corporation, voting together as a single class, shall be required to repeal, or amend or adopt any provision inconsistent with, Sections 7 through 12 herein.

         IN WITNESS WHEREOF, these Articles of Amendment and Restatement are executed on behalf of the Corporation by its Chief Executive Officer and attested by its Secretary this _____ day of ___________, 1999.



                                    --------------------------------------------
                                    Chief Executive Officer and President

Attest:



---------------------------------
Secretary

                                                                      APPENDIX B

                                     FORM OF

                                     BYLAWS
                                       OF
                                KYZEN CORPORATION

                                    ARTICLE 1
                                CORPORATE OFFICES

         1.01. Name. The name of the corporation is Kyzen Corporation (the "Corporation"). The Corporation may conduct operations under such other names as the Board of Directors may designate.

         1.02. Offices. The address of the principal office of the Corporation is 430 Harding Industrial Drive, Nashville, TN 37211. The Corporation may also have such other offices, including its principal office, at such places as the Board of Directors may from time to time designate or the business of the Corporation may require.

                                    ARTICLE 2
                              SHAREHOLDERS' MEETING

         2.01. Annual Meetings. The annual meeting of shareholders shall be held on a date and time designated by the Board of Directors and, as set forth in the notice of the meeting, for the purpose of electing Directors and transacting such other business as may be properly brought before the meeting.

         2.02 Special Meetings. Special meetings of shareholders may be called for any purpose or purposes by the Chairman of the Board, the President, a majority of the Board of Directors, or by such person or persons as may be authorized by the Articles of Incorporation or these Bylaws or the Act. A request for a special meeting shall state the purpose of the meeting and the matters proposed to be acted on it.

         2.03. Notice of Meetings. A written notice of each meeting of shareholders stating the place, date and time of the meeting, and, in the case of a special meeting, describing the purpose or purposes for which the meeting is called, shall be given to each shareholder entitled to notice of such meeting not less than ten (10) days nor more than sixty (60) days before the date of the meeting.

         2.04. Place of Meetings. Meetings of shareholders shall be held at such places as may be designated by the Board of Directors and stated in the notice of meeting.

         2.05. Quorum. The holders of shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum exists with respect to that matter. Unless the Corporation's Articles of Incorporation or the Act provides otherwise, the holders of a majority of the votes entitled to be cast on a matter by a voting group constitute a quorum of that voting group for action on that matter. Once a share is represented for any purpose at a meeting, the holder is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting.

         2.06. Voting. Directors shall be elected by a plurality of the votes cast by shareholders entitled to vote in the election at a meeting at which a quorum is present. Shareholder action on any other matter is approved by a voting group if the votes cast by shareholders within the voting group in favor of the action exceed the votes cast by shareholders within the voting group in opposition to such action, unless the Corporation's Articles of Incorporation or the Act provides otherwise. If two or more groups are entitled to vote separately on a matter, action on the matter is approved only when approved by each voting group.

         2.07. Adjournment. If a meeting of shareholders is adjourned to another date, time or place, notice need not be given of the adjourned meeting if the new date, time and place are announced at the meeting before the adjournment. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the time originally designated for the meeting if a quorum existed at the time originally designated for the meeting; provided, however, if a new record date is or must be fixed under the Act or these Bylaws, a notice of the adjourned meeting must be given to shareholders as of the new record date.

         2.08. Proxies. A shareholder may appoint a proxy to vote at a meeting of shareholders or otherwise act for him by signing an appointment form, either personally or by his attorney-in-fact. An appointment of a proxy is effective when received by the Secretary or other Officer or agent authorized to tabulate votes. An appointment is valid for eleven (11) months, unless another period is expressly provided for in the appointment form. An appointment of a proxy is revocable by the shareholder, unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest.

         2.09. Action by Written Consent. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, if all shareholders consent to the taking of such action without a meeting by signing one or more written consents describing the action taken and indicating each shareholder's vote or abstention on the action. The affirmative vote of the number of shares which would be necessary to authorize or take action at a meeting of shareholders is the act of the shareholders without a meeting. The written consent or consents shall be included in the minutes or filed with the corporate records reflecting the action taken. Action taken by written consent is effective when the last shareholder signs the consent, unless the consent specifies a different effective date.

         2.10. Business to be Transacted at Annual Meetings.

                  (a) Director Nominations. The Board of Directors, or a nominating committee appointed by the Board, shall nominate candidates for election to the Board of Directors to be elected at meetings of shareholders at which directors are to be elected.

                  (b) Other Shareholder Business.

                           (1) No business shall be transacted at any annual
meeting of shareholders other than business that is: (i) specified in the Corporation's notice of meeting (including shareholder proposals included in the Corporation's proxy materials under Rule 14a-8 of Regulation 14A or any successor rule ("Rule 14a-8") under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), (ii) otherwise brought before the meeting by or at the direction of the Board of Directors, or (iii) a proper subject for the meeting and which is timely submitted by a shareholder of the Corporation entitled to vote at such meeting who complies fully with the notice requirements set forth in this subsection (b) in addition to any other applicable law, rule or regulation applicable to such meeting.

                           (2) For business to be properly submitted by a
shareholder before any annual meeting under Section 2.10(b)(1)(iii) above, a shareholder must give timely notice in writing of such business to the Secretary of the Corporation. To be considered timely, a shareholder's notice must be received by the Secretary at the principal office of the Corporation not earlier than the date which is one hundred fifty (150) calendar days nor later than the date which is one hundred twenty (120) calendar days before the first anniversary of the date on which the Corporation first mailed its proxy statement to shareholders in connection with the prior year's annual meeting of shareholders.

                           (3) However, if the Corporation did not hold an
annual meeting during the previous year, or if the date of the applicable year's annual meeting has been changed by more than thirty (30) calendar days from the first anniversary of the date of the previous year's meeting, then a shareholder's notice must be received by the Secretary not earlier than the date which is one hundred fifty (150) calendar days before date on which the Corporation first mailed its proxy statement to shareholders in connection with the applicable year's annual meeting and not later than the date of the later to occur of (i) one hundred twenty (120) calendar days before the date on which the Corporation first mailed its proxy statement to shareholders in connection with the applicable year's annual meeting of shareholders or (ii) ten (10) calendar days after the Corporation's first public announcement of the date of the applicable year's annual meeting of shareholders.

                           (4) A shareholder's notice to the Secretary to submit
a nomination or other business to an annual meeting of shareholders shall set forth: (i) the name and address of the shareholder; (ii) the class and number of shares of stock of the Corporation held of record and beneficially owned by such shareholder; (iii) the name(s), including any beneficial owners, and address(es) of such shareholder(s) in which all such shares of stock are registered on the stock transfer books of the Corporation; (iv) a representation that the shareholder intends to appear at the meeting in person or by proxy to submit the business specified in such notice; (v) a brief description of the business desired to be submitted to the annual meeting of shareholders, the complete text of any resolutions intended to be presented at the annual meeting and the reasons for conducting such business at the annual meeting of shareholders; (vi) any personal or other material interest of the shareholder in the business to be submitted; (vii) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (viii) all other information relating to the proposed business which may be required to be disclosed under applicable law. In addition, a shareholder seeking to submit such business at the meeting shall promptly provide any other information reasonably requested by the Corporation.

                  (c) General.

                           (1) Only those persons who are nominated in
accordance with the procedures set forth in this Section 2.10 shall be eligible for election as directors at any meeting of shareholders. Only business brought before the meeting in accordance with the procedures set forth in this Section
2.10 shall be conducted at a meeting of shareholders. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 2.10 and, if any proposed nomination or business is not in compliance with this Section 2.10, to declare that such defective proposal shall be disregarded.

                           (2) For purposes of this Section 2.10, "public
announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, Business Wire or comparable news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

                           (3) Notwithstanding the foregoing provisions of this
Section 2.10, a shareholder shall also comply with all applicable requirements of state law, the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.10.

                           (4) Notwithstanding the foregoing provisions of this
Section 2.10, a shareholder who seeks to have any proposal included in the Corporation's proxy materials shall comply with the requirements of Rule 14a-8 under the Exchange Act.

         2.11. Inspectors. The Board of Directors shall, in advance of any meeting of the shareholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If the inspectors shall not be so appointed or if any of them shall fail to appear or act, the chairman of the meeting shall appoint inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the chairman of the meeting or any shareholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as inspector of an election of directors. Inspectors need not be shareholders.

         2.12. Organization. At every meeting of the shareholders, the Chairman of the Board, or in the case of a vacancy in the office or absence of the Chairman of the Board, one of the following persons present in the order stated: the President, the Vice Presidents in their order of rank, a chairman designated by the Board of Directors, or a chairman chosen by the shareholders entitled to cast a majority of the votes which all shareholders present in person or by proxy are entitled to cast, shall act as chairman of the meeting, and the Secretary, or, in his absence, an Assistant Secretary, if any, or any person appointed by the chairman of the meeting, shall act as secretary of the meeting.

                                    ARTICLE 3
                                   RECORD DATE

         In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other action, the Board of Directors may fix, in advance, a record date, which shall not be more than seventy (70) nor less than ten (10) days before the date of such meeting, nor more than seventy (70) days prior to any other action. If no record date is fixed, (i) the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day before the day on which the first notice is given to such shareholders and (ii) the record date for determining shareholders for any other purpose shall be at the close of business on the day that the Board of Directors authorizes the action. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting, unless the Board of Directors fixes a new record date. The Board of Directors must fix a new record date if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

                                    ARTICLE 4
                                    DIRECTORS

         4.01. Election, Term and Number. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. Directors shall be elected at each annual meeting of shareholders to hold office for the term specified at that annual meeting, but not to exceed three (3) years. The number of the directors of the Corporation shall be fixed from time to time be resolution adopted by the affirmative vote of a majority of the entire Board of Directors of the Corporation, except that the minimum number of directors shall be fixed at no less than three (3).

         4.02. Committees. The Board of Directors, with the approval of a majority of all the Directors in office when the action is taken, may create one or more committees in accordance with the Act. Any such committee, to the extent specified by the Board of Directors, may exercise the authority of the Board of Directors in supervising the management of the business and affairs of the Corporation, except that a Committee may not: (i) authorize distributions, except according to a formula or method prescribed by the Board of Directors;
(ii) approve or propose to shareholders action required by law to be approved by shareholders; (iii) fill vacancies on the Board of Directors or any of its committees; (iv) amend the Corporation's Articles of Incorporation; (v) adopt, amend or repeal Bylaws; (vi) approve a plan of merger not requiring shareholder approval; (vii) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the Board of Directors; or (vii) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares, except that the Board of Directors may authorize a committee or senior executive Officer of the Corporation to do so within limits specifically prescribed by the Board of Directors. The provisions of sections 4.04, 4.05, 4.06, 4.07, 4.08, 4.09 and 4.10 of this Article 4 and of Article 5 applicable to the Board of Directors shall also apply to committees.

         4.03. Compensation. Directors shall receive such compensation as shall be fixed by the Board of Directors and shall be entitled to reimbursement for any reasonable expenses incurred in attending meetings and otherwise carrying out their duties. Directors may also serve the Corporation in any other capacity and receive compensation therefor.

         4.04. Resignation. A Director may resign at any time by delivering written notice to the Corporation, the Board of Directors or the President. A resignation is effective when the notice is delivered, unless the notice specifies a later effective date.

         4.05. Quorum and Voting. A quorum of the Board of Directors consists of a majority of the number of Directors prescribed by the Board of Directors pursuant to section 4.01 of this Article 4. If a quorum is present when a vote is taken, the affirmative vote of a majority of Directors present is the act of the Board of Directors, unless the Corporation's Articles of Incorporation requires the vote of a greater number of Directors.

         4.06. Regular Meetings. Regular meetings of the Board of Directors may be held without notice of the date, time, place or purpose of the meeting (i) at the location of the annual meeting of shareholders immediately after the meeting in each year and (ii) at such times and at such places as the Board of Directors may determine from time to time. If one of the purposes of a regular meeting is to consider the removal of a Director, at least one days' notice stating this purpose shall be given to all Directors.

         4.07. Special Meetings. Special meetings of the Board of Directors may be called by the President or any two Directors and shall be held at such places on such dates and at such times as may be stated in the notice of meeting.

         4.08. Notices. Special meetings of the Board of Directors must be preceded by at least one days' notice of the date, time and place of the meeting. The notice need not describe the purpose of the meeting, unless the purpose, or one of the purposes, of the meeting is to remove a Director or Directors. Notice of an adjourned meeting need not be given if the time and place to which the meeting is adjourned are fixed at the meeting at which the adjournment is taken and if the period of any one adjournment does not exceed thirty (30) days.

         4.09. Meeting by Telephone. Any or all Directors may participate in a regular or special meeting by conference telephone or any other means of communication by which all Directors participating may simultaneously hear each other during the meeting. A Director participating in a meeting by this means is deemed to be present in person at the meeting.

         4.10. Action by Written Consent. Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting, if all Directors consent to the taking of such action without a meeting by signing one or more written consents describing the action taken and indicating each Director's vote or abstention on the action. The affirmative vote of the number of Directors that would be necessary to authorize or take action at a meeting is the act of the Board of Directors without a meeting. The written consent or consents shall be included in the minutes or filed with the corporate records reflecting the action taken. Action taken by written consent is effective when the last Director signs the consent, unless the consent specifies a different effective date.

                                    ARTICLE 5
                                WAIVER OF NOTICE

         A shareholder or Director may waive any notice required to be given by the Act, the Corporation's Articles of Incorporation or these Bylaws before or after the date and time stated in the notice. The waiver must be in writing, signed by the shareholder or Director entitled to the notice and delivered to the Corporation and filed in the Corporation's minutes or corporate records, except that a shareholder's or Director's attendance at or participation in a meeting may constitute a waiver of notice under the Act. Neither the business to be transacted at, nor the purpose of, any meeting of the shareholders or Directors need be specified in any waiver of notice.

                                    ARTICLE 6
                                    OFFICERS

         6.01. Election and Term. The Board of Directors shall elect a President and a Secretary and, as deemed appropriate by the Board of Directors, a Chairman of the Board, one or more Vice Chairmen, one or more Vice Presidents, a Treasurer and such other Officers and assistant officers that the Board of Directors may deem appropriate. The Board of Directors may elect Officers at such times as it deems advisable. Each Officer of the Corporation shall serve until his successor is elected and qualified or until his earlier resignation or removal. Any number of offices may be held by the same person, except that the President may not serve as the Secretary.

         6.02. Compensation. The salaries and other compensation of the Officers of the Corporation shall be determined by the Board of Directors.

         6.03. Removal. The Board of Directors may remove any Officer at any time, with or without cause, but no such removal shall affect the contract rights, if any, of the person so removed.

         6.04. Resignation. An Officer of the Corporation may resign at any time by delivering notice to the Corporation. A resignation is effective when the notice is delivered, unless the notice specifies a later effective date. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date if it provides that the successor does not take office until the effective date. An Officer's resignation does not affect the Corporation's contract rights, if any, with the Officer.

         6.05. Duties. The duties and powers of the Officers of the Corporation shall be as follows:

                  (a) President. The President shall (i) preside at all meetings of the shareholders and the Board of Directors, (ii) be primarily responsible for the general management of the business of the Corporation and for implementing the policies and directives of the Board of Directors, (iii) have authority to make contracts on behalf of the Corporation in the ordinary course of the Corporation's business and (iv) perform such other duties as from time to time may be assigned by the Board of Directors.

                  (b) Chairman of the Board. The Chairman of the Board, if such an officer is elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board of Directors or as may be prescribed by these Bylaws. If there is no President, then the Chairman of the Board shall also have the powers and duties prescribed in these Bylaws for the President.

                  (b) Vice Presidents. The Vice Presidents in the order designated by the Board of Directors, shall exercise the functions of the President during the absence or disability of the President and shall perform such other duties as may be assigned by the President or the Board of Directors.

                  (c) Treasurer. The Treasurer shall (i) have general supervision over the funds of the Corporation and the investment or deposit thereof, (ii) advise the Officers and, if requested, the Board of Directors regarding the financial condition of the Corporation and (iii) perform such other duties as may be assigned by the Board of Directors.

                  (d) Secretary. The Secretary shall (i) attend the meetings of the shareholders, the Board of Directors and committees of the Board of Directors and prepare minutes of all such meetings in a book to be kept for that purpose, (ii) give, or cause to be given, such notice as may be required of all meetings of the shareholders, Board of Directors and committees of the Board of Directors, (iii) authenticate records of the Corporation and (iv) perform such other duties as may be assigned by the Board of Directors.

                                    ARTICLE 7
                      DIRECTOR AND OFFICER INDEMNIFICATION

         The Corporation shall indemnify an individual who is a party to a proceedings because such individual is or was a Director or Officer of the Corporation against any liability incurred in the proceeding and, prior to the disposition thereof, advance the reasonable expenses incurred by such individual to the extent permitted under sections 16-10a-902 and 16-10a-904 of the Act. The determination of entitlement to indemnification and advancement of expenses shall be made in accordance with section 16-10a-906 of the Act.

                                    ARTICLE 8
                                 EMERGENCY BYLAW

         In the event that a quorum of Directors cannot be readily assembled because of a catastrophic event, the Board of Directors may take action by the affirmative vote of a majority of those Directors present at a meeting and may exercise any emergency power granted to a Board of Directors under the act not inconsistent with this Bylaw. If less than three (3) regularly elected Directors are present, the Director present having the greatest seniority as a Director may appoint one or more persons (not to exceed the number most recently fixed by the Board of Directors pursuant to section 4.01 of Article 4) from among the Officers or other executive employees of the Corporation to serve as substitute Directors. If no regularly elected Director is present, the Officer present having the greatest seniority as an Officer shall serve as a substitute Director, shall appoint up to four (4) additional persons from among the Officers or other executive employees of the Corporation to serve as substitute Directors. Special meetings of the Board of Directors may be called in an emergency by the Director or, if no Director is present at the Corporation's principal offices, by the Officer present having the greatest seniority as an Officer.

                                    ARTICLE 9
                                 CORPORATE SEAL

         The Corporation may have a corporate seal, but the use of or failure to use any such seal shall not have any legal effect on any action taken or instrument executed by or on behalf of the Corporation. The seal may be used by impressing or affixing it to an instrument or by causing a facsimile thereof to be printed or otherwise reproduced thereon.

                                   ARTICLE 10
                                   FISCAL YEAR

         The fiscal year of the Corporation shall be the calendar year unless otherwise established by the Board of Directors.

                                   ARTICLE 11
                                    AMENDMENT

         The Board of Directors may amend or repeal these Bylaws by a majority vote of the directors then in office at any regular or special meeting of the Board of Directors or by written consent, unless (i) the Corporation's Articles of Incorporation or the Act reserves this power exclusively to shareholders or
(ii) the shareholders, in amending or repealing a particular Bylaw, provide expressly that the Board of Directors may not amend or repeal that Bylaw. Notwithstanding any other provisions of these Bylaws, the shareholders may alter, amend or repeal any provision of these Bylaws in accordance with the Act and the Articles of Incorporation.

                                   ARTICLE 12
                                   DEFINITION

         The term "Act" as used in these Bylaws refers to the Utah Revised Business Corporation Act, as amended from time to time. Terms defined in the Act shall have the same meanings when used in these Bylaws.

                                                                      APPENDIX C

                                     FORM OF
                                 PLAN OF MERGER

                  WHEREAS, Kyzen Corporation ("Kyzen") is a corporation duly organized and validly existing under the laws of the State of Utah;

                  WHEREAS, Kyzen Acquisition Corporation ("KAC") is a corporation duly organized and validly existing under the laws of the State of Tennessee and a wholly-owned subsidiary of Kyzen;

                  WHEREAS, the Boards of Directors of Kyzen and KAC have each determined that it is advisable that Kyzen merge with and into KAC upon the terms and conditions provided herein (the "Merger"); and

                  WHEREAS, the Boards of Directors of Kyzen and KAC have approved this Plan of Merger between Kyzen and KAC.

                  NOW, THEREFORE, Kyzen and KAC hereby agree to merge into a single corporation as follows:

                  FIRST: Pursuant to this Plan of Merger, Kyzen shall be merged with and into KAC and the separate corporate existence of Kyzen shall thereupon cease (the "Merger"). KAC shall be the surviving corporation (the "Surviving Corporation") and shall retain its corporate identity and succeed to all of the rights, assets, liabilities and obligations of KAC and Kyzen.

                  SECOND: The Merger shall become effective on the later of the filing of Articles of Merger with the Secretary of State of Tennessee and the filing of Articles of Merger with the Secretary of State of Utah, such time being hereinafter referred to as the "Effective Time."

                  THIRD: (a) KAC Stock. At the Effective Time, each share of Common Stock, $.01 par value per share, of KAC (the "KAC Common Stock") issued and outstanding immediately prior to the Effective Time shall automatically be redeemed by the Surviving Corporation and, upon payment to the former holders thereof, shall have no further rights or represent any further claim against the Surviving Corporation.

                  (b) Kyzen Securities. (i) At the Effective Time, each share of Common Stock, $.01 par value per share, of Kyzen (the "Kyzen Common Stock"), issued and outstanding immediately prior to the Effective Time, other than shares to be canceled pursuant to subparagraph (b)(iii) hereof below, by virtue of the Merger and without any action on the part of the holder thereof, automatically be converted into the right to receive one fully paid and non-assessable share of the KAC Common Stock. At the Effective Time, no shares of Kyzen Common Stock shall be outstanding and all such shares shall automatically be canceled and returned and shall cease to exist.

                           (ii) As a result of the Merger, each certificate
nominally representing shares of Kyzen Common Stock shall for all purposes be deemed to evidence the ownership of a like number of shares of KAC Common Stock. The holders of certificates of Kyzen Common Stock shall not be required immediately to surrender the certificates in exchange for certificates of KAC Common Stock but, as certificates nominally representing shares of Kyzen Common Stock are surrendered for transfer, KAC will cause to be issued certificates for a like number of shares of KAC Common Stock.

                           (iii) Each share of Kyzen Common Stock issued and
held in Kyzen's treasury at the Effective Time shall, by virtue of the Merger, cease to be outstanding and shall automatically be canceled and retired and shall cease to exist without payment of any consideration therefor.

                           (iv) As a result of the Merger, each outstanding
warrant to purchase one share of Kyzen Common Stock (each a "Kyzen Warrant"), whether or not then vested or exercisable, will automatically be converted into a warrant to purchase one share of KAC Common Stock (each a "KAC Warrant"). The holders of Kyzen Warrant certificates shall not be required immediately to surrender the certificates in exchange for certificates of KAC Warrants but, as certificates nominally representing Kyzen Warrants are surrendered for transfer, KAC will cause to be issued certificates for a like number of KAC Warrants.

                           (v) As a result of the Merger, each outstanding
option to purchase one share of Kyzen Common Stock (each a "Kyzen Option"), whether or not then vested or exercisable, will automatically be converted into an option to purchase one share of KAC Common Stock (each a "KAC Option") on the same terms and conditions. The holders of Kyzen Options shall not be required immediately to surrender their option agreements in exchange for option agreements for KAC Options.

                           (vi) As a result of the Merger, each preferred share
purchase right issued with each share of Kyzen Common Stock and representing the right to purchase 1/100th of a share of Kyzen's Series A Junior Participating Preferred Stock will automatically be converted into one preferred share purchase right representing the right to purchase 1/100th of a share of KAC's Series A Junior Participating Preferred Stock, which will have identical rights and preferences as Kyzen's Series A Junior Participating Preferred Stock.

                  FOURTH: The Charter of KAC in effect immediately prior to the Effective Time shall be the Charter of the Surviving Corporation, until duly amended in accordance with applicable law.

                  FIFTH: The Bylaws of KAC in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation, until duly amended in accordance with applicable law.

                  SIXTH: The members of the board of directors and the officers of Kyzen immediately prior to the Effective Time shall be the members of the board of directors and the officers, respectively, of the Surviving Corporation, until their respective successors are elected and qualified.

                  SEVENTH: KAC agrees that it may be served with process in Tennessee in any proceeding for enforcement of any obligation of Kyzen as well as for the enforcement of any obligation of KAC arising from the Merger.

                  EIGHTH: This Plan of Merger may be terminated and abandoned by action of the board of directors of Kyzen at any time prior to the Effective Time, whether before or after approval by the shareholders of the two corporate parties hereto.

Dated: ___________, 1999

                                                                      APPENDIX D

                                   PROXY CARD

                                KYZEN CORPORATION

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

         The undersigned hereby appoints Kyle J. Doyel and Michael L. Bixenman, and either of them, as proxies, with full power of substitution and resubstitution, to vote all of the shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Kyzen Corporation, to be held at 430 Harding Industrial Drive, Nashville, Tennessee 37211, on Friday, April 9, 1999, at 2:30 p.m. (Nashville Time), and at any adjournment thereof.

         THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE ABOVE-NAMED PROXIES WILL VOTE (A) FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ON THE REVERSE SIDE OF THIS CARD, (B) FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY, (C) FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE BYLAWS OF THE COMPANY, (D) FOR THE APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM UTAH TO TENNESSEE, AND (E) IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

                           (Continued on reverse side)

1. Election of Directors. Nominees: Janet Korte Baker, Michael L. Bixenman and John A. Davis III.

     FOR nominees listed (except         AGAINST nominees listed           WITHHOLD AUTHORITY to vote for any
     withheld to the contrary)                                             individual nominee(s). Write name of
                                                                           nominee(s) here:
                 [ ]                              [ ]

                                                                           --------------------------------------

2. Proposal to approve amending and restating the Articles of Incorporation of the Company.

                 FOR                      AGAINST                               ABSTAIN
                 [ ]                        [ ]                                   [ ]

3.   Proposal to approve amending and restating to the Bylaws of the Company.

                 FOR                      AGAINST                               ABSTAIN
                 [ ]                        [ ]                                   [ ]

4. Proposal to approve changing the Company's state of incorporation from Utah to Tennessee.

                 FOR                      AGAINST                               ABSTAIN
                 [ ]                        [ ]                                   [ ]

5. In their discretion, the proxies are authorized to vote upon such other matters which may properly come before the meeting or at any postponements or adjournments thereof.

                              Dated:                                      , 1999
                                     -------------------------------------

                              --------------------------------------------------
                              Signature

                              --------------------------------------------------
                              Signature if held jointly

                              IMPORTANT: Please sign exactly as your name or names appear on this proxy and mail promptly in the enclosed envelope. If you sign as agent or in any other capacity, please state the capacity in which you sign.